SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 2, 2004


                                Mind2Market, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


         COLORADO                      000-28711           84-1361341
     ---------------                 ------------         -------------
(State or other jurisdiction         (Commission          (IRS Employer
      of incorporation)              File Number)         Identification No.)


7609 Ralston Road, Arvada, CO                             80004
- --------------------------------------------------      -------
(Address of principal executive offices)             (Postal Code)


Registrant's telephone number, including area code:  (303) 422-8127
                                                     --------------


Total number of pages in this document:  6
                                        ----


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................3

SECTION 7. REGULATION FD .....................................................4

SECTION 8. OTHER EVENTS ......................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.................................4

SIGNATURES....................................................................4



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.



                                       1
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                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Reverse split 1/50.

      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

                                       2
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

REVERSE SPLIT OF COMMON STOCK AS ISSUED AND OUTSTANDING

     In October 2004,Shareholders approved a pro-rata reverse split of the issued and outstanding common stock, by which each fifty shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be April 18, 2005 with record date of April 16, 2005.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

                             SECTION 6 - [RESERVED]


                                       3

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                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


 Not Applicable.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits -    Articles of Amendment 3.6




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 MIND2MARKET, INC.
                    ----------------------------------------
                                  (Registrant)

                             Dated: April 5, 2005

                                 /s/James Clark
             ------------------------------------------------------
                              James Clark, President